Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation March 25, 2010 NASDAQ:ADES Exhibit 99.2

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to coal; future bids, projects, contracts, financing, tax credits, production and various financial measures; the likelihood, timing and impact of new laws, regulations and court rulings on our target markets; anticipated sizes of and growth in our target markets; future supply and demand; the new activated carbon
(“AC”) facility ADA Carbon Solutions (“ADA-CS”) is building; ADA-CS’ ability to supply AC;
industry support for our products and programs; ownership of future AC facilities and litigation.  These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated, including changes in laws and regulations, government funding, prices, economic conditions and market demand;
impact of competition and litigation; failure to raise additional financing; availability, cost of and demand for alternative energy sources and other technologies; operational difficulties;
Clean Coal Solutions’ ability to negotiate acceptable contracts for sale of Refined Coal and to monetize the tax credits; availability of skilled personnel; failure to satisfy performance guaranties; availability of raw materials and equipment; specific risks related to ADA-CS such as changes in the costs and timing of construction of the AC facility, failure to satisfy conditions in existing agreements, actions of ADA-CS’ other owner; and other factors discussed in greater detail in our filings with the SEC, including in our Form 10-K under “Risk
Factors.”
You are cautioned not to place undue reliance on our forward-looking statements.
These statements are presented as of the date made, and we disclaim any duty to update them unless required by law to do so.

Clean Coal Technology
Coal is an abundant, cheap, and secure fuel
that provides over 50% of electricity in the US
1,100+ coal-fired boilers in the U.S.
ADA provides the technology to burn it cleaner
Senior staff are industry recognized experts
– 30-year track record of developing and then
commercializing technologies
Positioned to take advantage of public and
political support for Clean Coal Technologies

Investment Highlights
Developing solid sorbent capture technology for greenhouse gas CO2
Started work under $3.2 MM DOE and utility funded program
Proposal submitted for $14 MM scale-up funding
Supported by major power generating companies
CO
2
Control
Mercury
Control
Patented technology designed to improve combustion of PRB Coals in Cyclone boilers while reducing emissions of mercury and NOx
Clean Coal Solutions installed two production facilities in December 2009 capable of producing over 6 MM tons of Refined Coal per year
Tests completed to qualify for Section 45 IRS tax credit of $6.20/ton for ten years;
monetization triggers payments to ADA-ES of up to $4 MM from JV partner,
NexGen
Congress considering one year extension to allow placement of additional units
Activated Carbon Injection (“ACI”) is deemed maximum achievable control technology
(“MACT”) for the removal of mercury
ADA is a market leader for ACI equipment and engineering services
ADA Carbon Solutions (“ADA-CS”) building new energy-efficient AC manufacturing facility in LA; DOE awarded ADA-CS’ subsidiary, Red River Environmental Products,
$245 MM conditional loan guarantee to finance the facility.
EPA is developing three new MACT regulations that could create $1 B market for AC
ADA-CS is permitting for up to 5 additional AC production plants.  ADA has the rights to own up to 50% through equity contribution in additional capacity
Refined Coal

Ongoing
• ADA-ES
• Product: Equipment Sales (ACI, FGC, CyClean, and
SO3
Control)
• Current: 30% market share on ACI; Possible additional CyClean systems this year; bids out for FGC and
SO3
• Future: Federal MACT finalized in 2011, w/full implementation in 2014; 600-800 potential systems, orders for
ACI systems will have to be placed in 2011/2012 to meet expected 2014 compliance deadline
2010-
2020
• Clean Coal Solutions, LLC (50% JV with NexGen)
• Product: CyClean (Refined Coal Technology)
• Current: Two systems placed-in-service as of 12/31/09 for 6+ MM TPY; expected to begin producing >$6 MM per year in operating income to ADA starting in Q2 2010, plus up to additional $4 MM from NexGen;
• Future: Working to obtain extension of the placed-in-service deadline for another year to expand business further in 2010.  Potential for 10-20 MM additional tons.
2010-20XX
• ADA Carbon Solutions, LLC  (ADA has a minority interest; joint venture with ECP)
• Product: Activated Carbon
• Current: Building largest AC production plant expected to commence commercial operations in May 2010.
• Future: Federal MACT mandates (2014) expected to increase market to >$1 B + per year
2010-20XX
• ADA-ES
•
Product: CO2
Capture Technology
• Current: $3.2 MM R&D project with DOE and industry players; Proposal submitted  for additional $14 MM in scale-up funding
• Future: Additional funding opportunities from DOE; Commercial implementation in 2015-2020
Timeline for Segment Development &
Revenue & Earnings Potential

ACI Testing
System Optimization
Technology Services
APC Expertise
Mercury Measurement
ACI Systems
Flue Gas Conditioning
Aftermarket Service
Emission Control Systems
Customer
Activated Carbon
Interim Processing
Production Facilities
Logistics
ACI System Enhancements
Clean Coal Additives
Beneficial Use of Ash
Technology Development
CO_2 Capture
Sorbent Development
Ash Disposal Studies

Total Solutions Provider Total Solutions Provider The ADA Advantage The ADA Advantage -6-

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

GROWTH AREA #1: Refined Coal Product ADA-ES’ opportunity through joint venture with an affiliate of NexGen Resources Corporation -7-

Section 45 Refined Coal Tax Credit
Clean Coal’s patented refined coal technology, CyClean, is
designed to enhance combustion of PRB coals in cyclone
boilers
– Based upon legal interpretation of IRS guidance, CyClean is not limited to cyclone boilers
Two systems placed-in-service in December, meeting Section
45 tax credit deadline for
– $6.20 ton/coal (escalates annually) for ten years
– Together, facilities are expected to produce greater than 6
MM tons of Refined Coal per year
– Reduced NO
x
by >20% and Hg by >40%
Monetized revenue expected to produce > $6 MM in
operating income per year for ADA
Initial sales of ~$5 MM per facility with possibility of additional
$50 MM per unit based on final structure of transactions
Monetization will trigger up to $4 MM from NexGen to
maintain its 50% of JV
Working to obtain extension of the placed-in-service deadline for another year to expand business further in 2010
– If awarded, an additional 10-20 MM tons could be placed in service

Financial Reporting of
Consolidated CyClean Sales
ADA Financials
Revenues
Equipment
Monetized Tax Credits
Expenses
Equipment
Chemicals
Operations
Utility Fee
Operating Income
Minority Interest
Taxes
Income
One-time equipment sales of
~$5 MM per system.  Could
include an additional one time
$30-50 MM per system if
contract includes a fixed note.
Monetized revenues of $6.20
per ton of refined coal
produced, minus discount fee
for monetization and minus
fixed note.
NexGen 50% share of CCS
Income.  ADA keeps 60% of
cash flow to NexGen until $4
MM is paid for NexGen to
retain its 50% interest.
CCS/ADA Operating Income
of approximately $2/ton.
CCS may retain partial ownership
of facility to keep sufficient tax
credits to offset tax burden.  This
would proportionally reduce
reported revenues.
Before tax income and cash
flow to ADA of ~ $1 per ton

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-10- GROWTH AREA #2: Mercury Control

-11- ACI System for Mercury 90% Mercury Control at Approximately 1% of the Retail Cost of Electricity Emission Control Equipment (NO x , SO 2 , Particulate)

Plant with consent decree limiting mercury emissions

-12- AC Market Drivers: Regulations for Mercury Control Green states with existing rules create $200 - 300 MM AC market

Activated Carbon Injection (“ACI”)
Equipment Sales for Initial Market
Contracts for ACI systems for over 150 boilers (55 GW)
have been awarded by power companies to date
– ADA market share: approximately 30%
– The rest are split between 7 or 8 other companies
An additional 15-20 contracts are expected for new power
plants and current state regulations
Working closely with largest utilities in the U.S. and
Canada
Key supplier of mercury control technology to major air
pollution control companies

06/18/2007

PSEG
We make things work for you.

Xcel Energy®
RESPONSIBLE BY NATURE™

ALLIANT ENERGY.

Luminant

Ameren

conectiv energy
A New Generation of Energy

LS Power

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems > 20 GW ADA Commercial ACI Systems > 20 GW ADA Clients -14- Plant burns PRB coal or lignite Plant burns bituminous coal

Expected Federal Laws
that Will Increase Our Markets
U.S. EPA MACT for Coal-Fired Boilers
– Will cover all 189 Hazardous Air Pollutants (“HAPs”)
– Should result in 90% to 95% limit for mercury
– Final regulations expected November 2011; 3 years to
implement
U.S. EPA Industrial Boiler MACT
– Will cover larger number of boilers, smaller units
– Draft expected April 2010 to be finalized by December 2010
U.S. EPA MACT for Cement
– AC needed for both mercury and volatiles
– Draft expected this year
U.S. Legislation
– 3-P Bill could be added to Climate bill by Sen. Carper (D-DE)
which includes 90% Hg
Canadian-wide mercury standard has been passed

Market for ACI Equipment Expected
from a Federal MACT Standard

0
50
100
150
200
250
300
350
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
State Rules and New
Plants
MACT High Estimate
MACT Low Estimate

Demand with Federal MACT for Utility Boilers, Cement Kilns, and Industrial Boilers
AC Production
Million Pounds Per Year
0
200
400
600
800
1000
1200
1400
1600
2008
2009
2010
2011
2012
2013
2014
2015
ADA -CS
Norit
Calgon
Sorb Tech
MWV
Imports

AC Production Supply / Demand -17-

ADA-CS New AC Production
Building largest AC plant to date: 150 MM lbs/yr
Capital cost:  approx. $385 MM
Plant designed to be low-cost producer
3-5 year development process: Startup target: May 2010
Site permitted for 2
nd
production line

Potential for Up to Six Production Lines
Two lines permitted adjacent to Red River Mine in Louisiana
Permits filed for two lines at a site near Bismarck, ND
Developing additional site near coal sources to minimize feedstock costs
Future lines are expected to:
Have improved financing options (higher debt and lower equity) due to reduced risks
Have faster ramp up to full capacity due to tighter demand and improved market position as an established and proven AC manufacturer
Be built at lower cost
Be timed with Federal MACT regulations
Have 50% ADA-ES ownership

Low-Cost Producer
Plant sited in the middle of lignite reserves
– Provides access to a long term supply of low-cost feedstock material
Minimal transportation costs for lignite
Plant design with four furnaces in a single production line
minimizes labor requirements
Modern, state-of-the-art equipment reduces
maintenance costs
Production designed for large volume customers,
minimizes material handling and labor
Energy efficient design with extensive energy recovery
– Generates 19 MWs, 6 MW for internal use, 13 MWs to be sold on grid as revenue source

ADA-CS Interim AC Supply Facility
Currently supplying AC to utilities prior to new plant start-up
Sourcing high-quality AC
AC processing and logistics facility
– Processing capacity up to 60 MM pounds per year of Powdered AC
– Easy access to rail and barge transportation

- Approximately $400 MM cost of the plant and related activities being financed with debt and equity
- ADA has minority ownership of ADA-CS, the JV; future ownership will depend upon ADA's final equity contribution to project
- Approximately $250 MM spent on construction and related activities to date
- Energy Capital Partners ("ECP") has continued to provide bridge financing beyond initial equity investment
- $245 MM conditional loan guarantee secured from DOE
  - Expected to replace ECP bridge financing and fund construction
  - Long-term loan would be provided through the Federal Financing Bank at more favorable rates than available in private credit markets
  - Subject to completion of due diligence and other customary closing conditions

ADA ENVIRONMENTAL SOLUTIONS

-22- Financing for AC Plant

GROWTH AREA #3: Control of Greenhouse Emissions: Carbon Dioxide -23-

Carbon Capture and Storage (CCS)
International, Federal, and State Regulations are
being proposed requiring 50% to 80% reduction in
CO
2
emissions
Requires development of technology to capture
carbon from existing plants

0
100
200
300
400
1
50% CO2
Reduction
New

ADA-ES CO
2
Capture Technology
Designed to capture CO
2
from flue gas in conventional coal-
fired boilers
Based on regenerable solid sorbents - advantages over
competing technologies:
– For the customer:  lower cost and less parasitic energy
– For ADA:  continuous revenues from sale of proprietary
chemical sorbents
$3.2 MM DOE R&D program with extensive industry support
– Southern Company, Luminant, American Electric Power, Xcel Energy
There has been a significant increase in funding opportunities for CCS technology through DOE

Next Steps for CCS Technology
Current DOE Program through 2010
– Field tests using slipstream device
• Bituminous Coal at Southern Company
• PRB at Xcel
• Lignite at Luminant
– Design of conceptual 500 MW system
Responded in December to a DOE Funding
Opportunity Announcement for scale-up of
solid-sorbent based carbon capture
technology
– $14MM proposal being evaluated
Opportunities for DOE and industry funding
for full-scale demonstrations are expected in
the future

2009    2010    2011    2012    2013    2014    2015        2020 DOE Sorbent Evaluation
Lab Screening
Field Tests
Equipment Review
DOE Funded Scale Up
Phase 1:  1-5 MW Pilot
Phase 2:  40-50 MW
Design
Construct
Operate
Commercial
Implementation
Commercialization of
Carbon Capture Technology

Lawsuits
Calgon
– Suit based upon a contract Calgon signed with MidWest
Generation for AC sales
– Calgon and ADA had an MOU that provided a commission on
sales of AC bid while the MOU was in place
– ADA believes that it is entitled to >$8 MM in commissions on this contract
– Discovery complete, trial scheduled for July 2010
Norit
– In June, Norit sought an injunction to stop construction of the plant.  This was summarily rejected by the Judge.
– On October 6, the Judge ruled in favor of a motion ADA filed requiring that the suit be addressed by binding arbitration in
Atlanta, GA.
• We view this as a very positive development in the case
• Arbitration expected this fall

- Revenue CAGR of 23%, 2003 – 2009
- As of 12/31/09:
  - 7.1 MM diluted shares outstanding
  - 50%+ held by institutions
  - ~11% held by insiders and employees
-
-

Financial Highlights Balance sheet highlights (at 12/31/09): – Working capital of $2.2 MM – Shareholders’ equity of $24.4 MM – Cash & equivalents of $1.9 MM Market cap: $49.4 MM (3/23/10) -29-

ADA

ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2010 ADA-ES, Inc. All rights reserved. NASDAQ:ADES